SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A


                             FIRST AMENDED CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  June 22, 1998
                                 Date of Report
                        (Date of Earliest Event Reported)

                        THE INTERNET ADVISORY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

               UTAH                0-16665              87-0426358
          (State or other (Commission File No.) (IRS Employer I.D. No.) Jurisdiction)

                        2455 East Sunrise Blvd, Suite 401
                            Ft. Lauderdale, FL 33304
                    (Address of Principal Executive Offices)


                          Registrant's Telephone Number
                                 (888) 522-0958

                           OLYMPUS M.T.M. CORPORATION
                         5525 South 900 East, Suite 110
                            Salt Lake City, UT 84117
          (Former Name or Former Address if changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                 THE INTERNET ADVISORY CORPORATION
                        Financial Statements
                                and
                    Independent Auditors' Report
                         December 31, 1997

                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Internet Advisory Corporation

We have audited the accompanying balance sheet of The Internet Advisory Corporation as of December 31, 1997, and the related statements of operations, stockholders' deficit, and cash flows for the Period from Inception [August 8, 1997] through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Internet Advisory Corporation as of December 31, 1997, and the results of operations and cash flows for the Period from Inception [August 8, 1997] through December 31, 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has experienced losses from operations, and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                   Mantyla, McReynolds and Associates
Salt Lake City, Utah
August 31, 1998

                 The Internet Advisory Corporation
                           Balance Sheet
                         December 31, 1997
                               ASSETS
Current Assets:
     Cash                                        $       62,123

        Total Current Assets                             62,123

Property and Equipment - Note 6                          16,159
Less: Accumulated depreciation                             (808)

     Net Property and Equipment                          15,351

        Total Assets                                 $   77,474

               LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:
   Current Liabilities:
     Accounts payable                                $   13,365
     Accrued liabilities                                  1,203
     Unearned Income                                     90,461
       Total Current Liabilities                        105,029

         Total Liabilities                              105,029

Stockholders' Deficit:
  Capital Stock -- 20,000,000 shares authorized
  having no par value; 2,010,000 shares issued
  and outstanding                                        20,100
  Accumulated Deficit                                   (47,655)
       Total Stockholders' Deficit                      (27,555)

         Total Liabilities and Stockholders' Deficit $   77,474

          See accompanying notes to financial statements.

                 The Internet Advisory Corporation
                      Statement of Operations
For the Period From Inception [August 8, 1997] Through December 31, 1997
Revenues                                             $   37,560

Cost of Goods Sold                                       28,167

Gross Profit                                              9,393

General and Administrative Expenses                      57,048

     Net Loss Before Income Taxes                       (47,655)

Current Year Provision for Income Taxes                     -0-

Net Loss                                              $ (47,655)

Loss Per Share                                        $    (.02)

Weighted Average Shares Outstanding                   2,010,000

          See accompanying notes to financial statements.

                 The Internet Advisory Corporation
            Statement of Stockholders' Equity/(Deficit)
For the Period From Inception [August 8, 1997] Through December 31, 1997
                                                                    Net
                               Common    Common  Accumulated   Stockholders'
                               Shares    Stock      Deficit   Equity/(Deficit)
Issued stock for cash,
August 8, 1997              2,000,000    20,000        -0-           20,000

Issued stock for
services                       10,000       100        -0-              100

Net loss for the Year Ended
December 31, 1997                                   (47,655)        (47,655)

Balance, December
31, 1997                    2,010,000  $ 20,100    $(47,655)     $  (27,555)

          See accompanying notes to financial statements.

                 The Internet Advisory Corporation
                      Statement of Cash Flows
For the Period From Inception [August 8, 1997] Through December 31, 1997
Cash Flows Provided by/(Used for) Operating
Activities

Net Loss                                         $(47,655)

Adjustments to reconcile net income to net cash
provided by operating activities:
    Depreciation                                      808
    Issued stock for services                         100
    Increase in current liabilities               105,029
       Net Cash Provided by Operating Activities   58,282

Cash Flows Used for Investing Activities
Purchases of property and equipment               (16,159)
       Net Cash Used for Investing Activities     (16,159)

Cash Flows Provided by Financing Activities
    Issued stock for cash                          20,000
       Net Cash Provided by Financing Activities   20,000
            Net Increase in Cash                   62,123

Beginning Cash Balance                                -0-

Ending Cash Balance                             $  62,123

Supplemental Disclosure of Cash Flow
Information:
  Cash paid during the year for interest        $     -0-

  Cash paid during the year for income taxes    $     -0-

          See accompanying notes to financial statements.
                 The Internet Advisory Corporation
                   Notes to Financial Statements
                         December 31, 1997

NOTE 1    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          (a)  Organization

          The Internet Advisory Corporation incorporated under the laws of the State of Florida in 1997. The Company is in the business of providing Internet Access Service and Web Design.

          The financial statements of the Company have been prepared in accordance with generally accepted accounting principles. The following summarizes the more significant of such policies:

          (b)  Income Taxes

          Effective August 8, 1997, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The cumulative effect of this change in accounting for income taxes as of December 31, 1997 is $0 due to the valuation allowance established as described below.

          (c)  Net Loss Per Common Share

          Net loss per common share is based on the weighted-average number of shares outstanding.

          (d)  Statement of Cash Flows

          For purposes of the statements of cash flows, the Company considers cash and cash equivalents as deposits in commercial banks. The Company had $62,123 cash at December 31, 1997.

          (e)  Use of Estimates in Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (f)  Property and Equipment

          Property and equipment are stated at cost. Depreciation is provided using the straight-line basis over the useful lives of the related assets. Expenditures for maintenance and repairs are charged to expense as incurred.

NOTE 2    LIQUIDITY/GOING CONCERN

          The Company has accumulated losses from inception through December 31, 1997 amounting to $47,655, and has a net working capital deficiency at December 31, 1997. These factors raise substantial doubt about the Company's ability to continue as a going concern.

          Management plans include equity and debt financings to increase its working capital. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3    INCOME TAXES

          The Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes, as of August 8, 1997. No provision has been made for income taxes in the consolidated financial statements because the Company has accumulated losses since inception.

          The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at December 31, 1997 have no impact on the financial position of the Company. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible temporary differences.

NOTE 4    RELATED-PARTY TRANSACTIONS

          The Company has an agreement with an entity controlled by the Company's president. The subject entity provides advertising for the Company at a cost of $1,500 per month.

NOTE 5    SUBSEQUENT EVENTS

          On June 22, 1998, the Company entered into an agreement and plan of merger with Olympus M.T.M. Corporation, wherein the Company exchanged all of its assets and liabilities as of May 31, 1998 for 6,000,000 shares of Olympus M.T.M. Corporation. Immediately subsequent to the exchange, the Company's shareholders held approximately 83% of the outstanding shares of Olympus M.T.M. Corporation. The Company intends to continue its operations in the Olympus M.T.M. Corporation structure and to ultimately change the name of Olympus M.T.M. Corporation to The Internet Advisory Corporation. The transaction will be accounted for as a purchase.

NOTE 6    PROPERTY AND EQUIPMENT

          The major classes of assets as of the balance sheet date are as follows:
                                           Accumulated
             Asset Class       Cost       Depreciation    Method/Life
    Equipment and furniture   $16,159     $      (808)          SL/5

NOTE 7    OFFICE LEASE

          In January, 1998 the Company entered into an operating lease with an unrelated party for its facilities. The lease is for a period of five years. Prior to entering into this lease arrangement, the Company rented space on a month to month basis for $390 per month. Total rent paid under this agreement
for the period ended December 31, 1997 is $1,560.   Future minimum lease
payments are as follows:

               1998            $ 22,584
               1999              33,876
               2000              33,876
               2001              33,876
               2002              33,876

         (b)  Pro Forma Financial Information.

                The Internet Advisory Corporation

                             Formerly
                    Olympus M.T.M. Corporation

                  Pro Forma Financial Statements

                          June 30, 1998

                The Internet Advisory Corporation
                             Formerly
                    Olympus M.T.M. Corporation
                     Pro Forma Balance Sheet
                           (Unaudited)
                              ASSETS

                                                   June 30, 1998
Current Assets
     Cash                                          $     15,391

          Total Current Assets                           15,391

Equipment, net                                           23,158

Other Assets                                              7,002

TOTAL ASSETS                                       $     45,551

              LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
     Accounts payable                              $     15,169
     Loan from stockholder                                5,890
     Unearned income                                     81,064

          Total Current Liabilities                     102,123

Stockholders' Deficit
     Common stock                                         7,202
     Additional paid in capital                       3,068,838
     Accumulated deficit                             (3,132,612)

          Total Stockholders' Deficit                   (56,572)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                               $     45,551

    See accompanying notes and Independent Accountants' report

                The Internet Advisory Corporation
                             Formerly
                    Olympus M.T.M. Corporation
                Pro Forma Statements of Operations
                           (Unaudited)
                           For the Six          For the Six
                           Months Ended         Months Ended
                           June 30, 1998        June 30, 1997
Revenues                     $    182,594        $       -

Sales, general and
administrative expense            207,684              1,773

Net Loss                     $    (25,090)       $    (1,773)

Net Loss per Share           $      (0.01)       $     (0.01)

Weighted Average Number
of Shares Outstanding           7,202,017            902,017

    See accompanying notes and Independent Accountants' report
                 The Internet Advisory Corporation
                             Formerly
                    Olympus M.T.M. Corporation
              Notes to Pro Forma Financial Statements
                           June 30, 1998

Note 1 ORGANIZATION AND MERGER

     Olympus M.T.M. Corporation ("Olympus" or the "Company") was incorporated in the State of Utah on September 21, 1981. The Company was formed for the primary purpose of acquiring and investing in energy resources. The Company was not successful in its endeavors and ceased operations on or before April, 1990. The Company was then dormant until it acquired all of the assets and liabilities of The Internet Advisory Corporation ("IAC") on June 22, 1998, pursuant to an Agreement and Plan of Merger. The Internet Advisory Corporation is a Florida corporation incorporated on August 8, 1997 for the purpose of providing hosting to the Internet for its customers, and Web design. Subsequent to the Agreement and Plan of Merger, the name of Olympus M.T.M. Corporation was changed to The Internet Advisory Corporation.

     The Agreement and Plan of Merger set forth that Olympus would issue 6,000,000 shares to IAC's shareholders. At the time of said issuance, Olympus had 1,202,017 shares outstanding. Immediately after this issuance, IAC's shareholders owned 6,000,000 of the total outstanding of 7,202,017 shares, or 83 %.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OLYMPUS M.T.M. CORPORATION

Date: 9/3/98                          By:/s/Jeffrey Olweean
      ------                             --------------------------
                                         Jeffrey Olweean
                                         President and Director